EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Erik R. Hirsch, Co-Chief Executive Officer, I, Juan Delgado-Moreira, Co-Chief Executive Officer, and I, Jeffrey Armbrister, Chief Financial Officer, of Hamilton Lane Incorporated, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Quarterly Report on Form 10-Q for the quarter ended December 31, 2023 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Hamilton Lane Incorporated.

Date: February 6, 2024

/s/ Erik R. Hirsch
Erik R. Hirsch
Co-Chief Executive Officer

Date: February 6, 2024

/s/ Juan Delgado-Moreira
Juan Delgado-Moreira
Co-Chief Executive Officer

Date: February 6, 2024

/s/ Jeffrey Armbrister
Jeffrey Armbrister
Chief Financial Officer